UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:       December 31

Date of reporting period:     September 30, 2013

Item 1. Schedule of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Portfolio of Investments

September 30, 2013 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value
FLOATING RATE LOAN INTERESTS(a) - 85.10%
Aerospace and Defense - 1.83%
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 6.250%, 11/02/2018	B3	$1,083,716	$1,091,843
DAE Aviation Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 11/02/2018	B3	488,548	492,212
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 5.750%, 10/25/2019	B3	129,232	130,201
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2019	B3	1,524,935	1,536,372
Sequa Corp., Senior Secured First Lien Term Loan, 5.250%, 06/19/2017	B2	1,143,016	1,150,263

			4,400,891

Automotive - 2.26%
Affinia Group, Inc., Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/27/2020	B3	1,130,500	1,135,446
Chrysler Group LLC, Senior Secured First Lien Tranche B Term Loan, 4.250%, 05/24/2017	Ba2	3,286,956	3,316,752
Jason, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/28/2019	B1	977,778	980,222

			5,432,420

Banking, Finance, and Real Estate - 2.36%
AmWins Group LLC, Senior Secured First Lien Term B Loan, 5.000%, 09/06/2019	B2	1,481,306	1,491,957
Asurion LLC, Senior Secured Tranche B-1 First Lien Incremental Term Loan, 4.500%, 05/24/2019	Ba2	941,070	934,158
Cunningham Lindsey Corp., Senior Secured First Lien Term Loan, 5.000%, 12/10/2019	B1	1,860,938	1,852,796
Guggenheim Partners Investment Management Holdings LLC, Senior Secured First Lien Initial Term Loan, 4.000%, 07/22/2020	Ba2	689,655	692,528
HUB International Ltd., Senior Secured First Lien Initial Term Loan, 4.750%, 09/17/2020	B2	705,882	707,647

			5,679,086

Beverage, Food and Tobacco - 2.74%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 5.750%, 07/10/2017	B1	1,609,459	1,620,018
Roundy’s Supermarkets, Inc., Senior Secured Tranche B First Lien Term Loan, 5.750%, 02/13/2019	B1	550,888	540,853
U.S. Foods, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/31/2019	B3	4,452,365	4,434,288

			6,595,159

Capital Equipment - 1.93%
BakerCorp International, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 02/07/2020	Ba3	995,000	985,050
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Ba2	3,714,286	3,651,607

			4,636,657

Chemicals, Plastics and Rubber - 1.35%
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	B2	2,560,357	2,571,558
VWR International, Inc., Senior Secured First Lien U.S. Term Loan, 4.186%, 04/03/2017	B1	665,363	668,414

			3,239,972

Construction and Building - 1.08%
Quikrete Holdings, Inc., Senior Secured First Lien Inital Term Loan, 4.000%, 09/28/2020	B1	586,957	587,849
Rexnord LLC, Senior Secured First Lien Term B Loan, 4.000%, 08/21/2020	B2	857,143	848,357
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/02/2019	B2	1,155,000	1,160,059

			2,596,265

	Moody’s Rating	Principal Amount	Market Value
Consumer Goods Durable - 3.46%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	B2	$708,414	$710,851
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 01/21/2019	B2	4,752,464	4,764,346
MModal, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/15/2019	Ba3	2,595,506	2,534,939
Spectrum Brands, Inc., Senior Secured First Lien Term B Loan, 4.500%, 12/17/2019	Ba3	317,295	319,040

			8,329,176

Consumer Goods Non Durable - 4.81%
Acosta, Inc., Senior Secured First Lien Term D Loan, 5.000%, 03/01/2018	B1	2,168,368	2,175,957
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	4,855,151	4,770,186
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	B1	217,157	217,564
MEI, Inc., Senior Secured First Lien Term Loan, 5.000%, 08/21/2020	B1	1,200,000	1,203,000
Revlon Consumer Products Corp., Senior Secured First Lien Replacement Term Loan, 4.000%, 11/20/2017	Ba2	941,557	943,765
Totes Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	212,874	213,872
Totes Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	B3	2,053,013	2,062,641

			11,586,985

Containers, Packaging and Glass - 0.61%
Multi Packaging Solutions, Inc., Senior Secured First Lien Initial Term Loan, 4.250%, 08/17/2020	NR	1,142,857	1,148,286
Ranpak Corp., Senior Secured First Lien Term Loan, 4.500%, 04/23/2019	Ba3	316,496	317,287

			1,465,573

Energy Electricity - 1.58%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	B1	955,745	960,046
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	Ba3	1,542,273	1,551,913
Topaz Power Holdings LLC, Senior Secured First Lien Term Loan, 5.250%, 02/26/2020	B1	1,301,639	1,304,893

			3,816,852

Energy, Oil and Gas - 2.71%
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	B2	2,472,028	2,485,933
Samson Investment Co., Senior Secured Second Lien Initial Term Loan, 6.000%, 09/25/2018	B1	735,294	737,478
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I], 5.000%, 10/01/2019	B1	1,611,032	1,615,728
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan [PRT I-A], 5.000%, 10/01/2019	B1	213,475	214,097
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan, 5.000%, 10/01/2019	B1	130,392	130,772
Tallgrass Energy Partners LP, Senior Secured First Lien Term Loan, 5.250%, 11/13/2018	Ba3	880,967	891,429
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	B1	444,969	449,975

			6,525,412

Environmental Industries - 1.53%
ADS Waste Holdings, Inc., Senior Secured Tranche B First Lien Term Loan, 4.250%, 10/09/2019	B2	1,271,182	1,273,070
PSC Industrial Outsourcing LP, Senior Secured First Lien Term Loan, 7.250%, 07/29/2016	B1	1,194,576	1,201,045
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	B2	1,214,348	1,218,902

			3,693,017

Forest Products and Paper - 0.52%
WS Packaging Group, Inc., Senior Secured First Lien Term Loan, 5.000%, 08/09/2019	B2	1,250,000	1,250,000

Healthcare and Pharmaceuticals - 6.27%
Alvogen Pharmaceuticals U.S., Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	B3	997,500	995,006
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, 6.750%, 07/02/2018	B1	922,165	927,929

	Moody’s Rating	Principal Amount	Market Value
Healthcare and Pharmaceuticals (continued)
CHG Buyer Corp., Senior Secured First Lien Term Loan, 5.000%, 11/19/2019	B2	$995,238	$1,004,568
Immucor, Inc., Senior Secured First Lien Term B-2 Loan, 5.000%, 08/17/2018	Ba3	187,506	188,444
Kinetic Concepts, Inc., Senior Secured First Lien Tranche C Dollar Term C-1 Loan, 4.500%, 05/04/2018	Ba2	2,063,192	2,076,727
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	B1	3,465,055	3,487,578
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 06/29/2018	B1	1,684,162	1,690,899
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	Ba3	2,650,680	2,618,381
United Surgical Partners International, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.750%, 04/03/2019	Ba3	2,104,825	2,118,643

			15,108,175

High Tech Industries - 14.17%
Alcatel-Lucent USA, Inc., Senior Secured First Lien Term Loan, 5.750%, 01/30/2019	B3	253,330	255,658
Blackboard, Inc., Senior Secured First Lien Term B-2 Loan, 6.250%, 10/04/2018	B1	2,970,056	2,989,362
Blue Coat Systems, Inc., Senior Secured First Lien Term Loan, 4.500%, 05/31/2019	B2	2,063,393	2,074,566
CompuCom Systems, Inc., Senior Secured First Lien Term Loan, 4.250%, 05/11/2020	B2	1,785,000	1,755,994
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/25/2019	B2	1,464,344	1,472,127
Ion Trading Technologies S.A.R.L., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 05/22/2020	B3	1,870,313	1,872,650
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	B1	3,970,000	3,977,464
MMI International Ltd., Senior Secured First Lien Term Loan, 7.250%, 11/20/2018	Ba3	1,742,553	1,690,276
Presidio, Inc., Senior Secured First Lien Term Loan, 5.750%, 03/31/2017	B1	4,624,942	4,632,666
Shield Finance Co. S.A.R.L. (aka Sophos PLC), Senior Secured First Lien Term B-2 Incremental Loan, 6.500%, 05/10/2019	B2	1,089,154	1,089,154
Six3 Systems, Inc., Senior Secured First Lien Term B Loan, 7.000%, 10/04/2019	B2	2,285,058	2,330,759
Sophia LP, Senior Secured First Lien Additional Term B Loan, 4.500%, 07/19/2018	Ba3	2,978,599	2,996,947
Technicolor S.A., Senior Secured First Lien Term A2 Facility Loan, 6.750%, 5/26/2016	B3	355,462	347,464
Technicolor S.A., Senior Secured First Lien Term B2 Facility Loan, 7.750%, 5/26/2017	B3	1,255,706	1,227,453
Technicolor S.A., Senior Secured First Lien Term Loan, 7.250%, 07/10/2020	B3	2,450,980	2,405,270
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	B1	1,000,000	1,020,625
Vision Solutions, Inc., Senior Secured Second Lien Term Loan, 9.500%, 07/23/2017	B2	2,000,000	1,980,000

			34,118,435

Hotels, Gaming and Leisure - 2.89%
Alpha Topco Ltd. (Formula One), Senior Secured First Lien New Facility Term B Loan, 4.500%, 04/30/2019	B2	2,743,566	2,760,933
Centaur LLC, Senior Secured First Lien Term Loan, 5.250%, 02/20/2019	B1	1,873,917	1,885,629
Mood Media Corp., Senior Secured First Lien Term Loan, 7.000%, 05/07/2018	Ba3	997,449	1,000,775
Peninsula Gaming LLC, Senior Secured First Lien Term Loan, 4.250%, 08/03/2017	B2	1,297,947	1,304,235

			6,951,572

Media Advertising, Printing and Publishing - 1.51%
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 8.000%, 05/28/2018	B1	1,052,197	948,729

RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 9.500%, 03/23/2017	B1	3,912,761	1,447,721
SGS International, Inc. (aka Southern Graphics/Logo Merger Sub), Senior Secured First Lien Term Loan, 5.000%, 10/17/2019	B1	1,240,625	1,243,727

			3,640,177

Media Broadcasting and Subscription - 2.97%
Barrington Broadcasting Group LLC, Senior Secured Tranche 2 First Lien Term Loan, 7.500%, 06/14/2017	B2	929,374	929,954
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 5.000%, 11/23/2018	B2	593,735	598,375
FoxCo Acquisition Sub. LLC, Senior Secured First Lien Term Loan, 5.500%, 07/14/2017	B1	1,207,571	1,213,047
Hubbard Radio LLC, Senior Secured First Lien Incremental Tranche 2 Term Loan, 4.500%, 04/29/2019	Ba3	459,410	463,430
Hubbard Radio LLC, Senior Secured First Lien Tranche 1 Term Loan, 4.500%, 04/29/2019	Ba3	2,285,714	2,294,286
NEP/NCP Holdco, Inc., Senior Secured First Lien Term Loan, 4.750%, 01/22/2020	B1	332,681	334,242

	Moody’s Rating	Principal Amount	Market Value
Media Broadcasting and Subscription (continued)
RCN Corp., Senior Secured First Lien Term B Loan, 5.250%, 03/01/2020	B1	$1,316,092	$1,323,824

			7,157,158

Media Diversified and Production - 0.35%
Lion’s Gate Entertainment Corp., Senior Secured Second Lien Term Loan, 5.000%, 07/20/2020	Ba3	833,333	833,333

Metals and Mining - 0.96%
MRC Global (aka McJunkin Corp.), Senior Secured First Lien Term B Loan, 6.000%, 10/24/2019	Ba2	2,284,615	2,302,321

Retail - 6.49%
Academy Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	B2	1,961,437	1,972,784
BJ’s Wholesale Club, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 09/26/2019	B2	2,977,538	2,973,399
Collective Brands Finance, Inc. (aka Payless ShoeSource), Senior Secured First Lien Term Loan, 7.250%, 10/09/2019	B1	1,610,799	1,610,799
Container Store, Inc., Senior Secured First Lien Term B3 Loan, 5.500%, 04/08/2019	B3	2,593,295	2,615,986
Harbor Freight Tools USA, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 07/26/2019	Ba3	408,949	412,783
National Vision, Inc., Senior Secured First Lien Term Loan, 7.000%, 08/10/2018	B1	1,185,000	1,190,925
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.500%, 11/15/2019	B3	1,380,197	1,380,887
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	2,942,021	2,960,409
Sprouts Farmers Markets Holdings LLC, Senior Secured First Lien Initial Term Loan, 4.000%, 04/23/2020	B2	511,786	512,745

			15,630,717

Services - Business - 6.72%
Advantage Sales and Marketing, Inc., Senior Secured First Lien Term Loan, 4.250%, 12/18/2017	Ba3	2,138,708	2,149,733
AlixPartners LLP, Senior Secured First Lien Recapitalization Term B-2 Loan, 5.000%, 07/10/2020	Ba3	2,970,075	3,010,914
Crossmark Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	B1	1,351,072	1,338,689
Information Resources, Inc., Senior Secured First Lien Term Loan, 5.500%, 09/26/2020	NR	334,243	335,078
Sedgwich Holdings, Inc., Senior Secured First Lien Term B-2 Loan, 4.250%, 06/12/2018	B1	1,399,197	1,402,695
StoneRiver Group LP, Senior Secured First Lien Initial Term Loan, 4.500%, 11/29/2019	B2	1,737,581	1,729,979
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	B1	1,628,182	1,640,393
Transaction Network Services, Senior Secured First Lien Term Loan, 5.000%, 02/14/2020	B1	1,358,025	1,370,926
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	Ba3	1,623,349	1,631,466
ValleyCrest Companies LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 06/13/2019	B2	1,575,000	1,577,299

			16,187,172

Services - Consumer - 3.28%
Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan, 4.250%, 12/10/2018	B1	559,872	561,621
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan 5.250%, 03/29/2018	B3	2,464,360	2,457,436
Learning Care Group, Senior Secured First Lien Term Loan, 6.000%, 05/08/2019	B3	2,464,412	2,463,377
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	B2	2,422,385	2,423,899

			7,906,333

Telecommunications - 6.03%
Avaya, Inc., Senior Secured B-3 Extended First Lien Term B-3 Loan, 4.773%, 10/26/2017	B1	2,912,146	2,614,175
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	Ba2	1,990,000	2,008,378
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 5.750%, 12/18/2019	B2	3,442,755	3,465,357
Securus Technologies Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 04/30/2020	Caa2	370,370	365,046

	Moody’s Rating	Principal Amount	Market Value
Telecommunications (continued)
Syniverse Holdings, Inc., (Buccaneer Merger Sub., Inc.), Senior Secured First Lien Term Loan, 4.000%, 4/23/2019	B1	$1,919,653	$1,919,259
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	Ba2	1,743,043	1,757,641
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 4.500%, 07/02/2019	B2	2,398,214	2,403,394

			14,533,250

Transportation Consumer - 2.41%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/26/2019	B3	2,850,000	2,850,000
Sabre, Inc., Senior Secured First Lien Incremental Term Loan, 4.500%, 02/19/2019	B1	1,681,818	1,675,511
Sabre, Inc., Senior Secured First Lien Term B Loan, 5.250%, 02/19/2019	B1	650,780	652,557
U.S. Airways, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 4.250%, 05/22/2019	B3	629,921	627,449

			5,805,517

Utilities Electric - 0.88%
Moxie Liberty LLC, Senior Secured First Lien Term B-1 Loan, 7.500%, 08/21/2020	NR	1,470,588	1,492,647
Panda Temple Power LLC, Senior Secured First Lien Term Loan, 7.250%, 04/03/2019	NR	618,182	629,386

			2,122,033

Utilities, Oil & Gas - 0.47%
Equipower Resources Holdings LLC, Senior Secured First Lien Term B Loan, 4.250%, 12/21/2018	Ba3	161,290	162,097
EquiPower Resources Holdings LLC, Senior Secured First Lien Term C Loan, 4.250%, 12/21/2019	Ba3	965,323	969,184

			1,131,281

Wholesale - 0.93%
Envision Pharmaceutical Services, Inc., Senior Secured First Lien Term Loan, 5.750%, 09/23/2020	B3	2,254,558	2,246,104

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $206,208,961)			204,921,043

CORPORATE BONDS - 30.59%
Aerospace and Defense - 0.56%
DigitalGlobe, Inc., Senior Unsecured Bond, 5.250%, 02/01/2021(b)(c)	B1	350,000	336,000
Sequa Corp., Senior Unsecured Bond, 7.000%, 12/15/2017(c)	Caa1	1,000,000	1,005,000

			1,341,000

Automotive - 0.44%
Cooper-Standard Automotive, Inc., Senior Secured Bond, 8.500%, 05/01/2018(b)	B2	1,000,000	1,070,000

Beverage, Food and Tobacco - 1.88%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 01/15/2019(b)	Caa1	4,330,000	4,514,025

Consumer Goods Durable - 0.44%
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(b)(c)	Caa1	1,000,000	1,057,500

Consumer Goods Non Durable - 0.80%
Revlon Consumer Products Corp., Senior Unsecured Bond, 5.750%, 02/15/2021(b)(c)	B1	2,000,000	1,932,500

Containers, Packaging and Glass - 1.39%
Reynolds Group Holdings, Inc., Senior Unsecured Bond,
9.875%, 08/15/2019(b)	Caa2	1,400,000	1,526,000
8.250%, 02/15/2021(b)	Caa1	700,000	708,750

	Moody’s Rating	Principal Amount	Market Value
Containers, Packaging and Glass (continued)
Sealed Air Corp., Senior Unsecured Bond, 8.125%, 09/15/2019(c)	B1	$1,000,000	$1,120,000

			3,354,750

Energy Electricity - 1.11%
Amkor Technology, Inc., Senior Unsecured Bond, 6.375%, 10/01/2022(b)	B2	1,000,000	960,000
Calumet Specialty Products Partners LP, Senior Unsecured Bond,
9.375%, 05/01/2019(b)(c)	B2	800,000	882,000
9.625%, 08/01/2020	B2	750,000	832,500

			2,674,500

Energy, Oil and Gas - 8.09%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018(b)	B3	2,000,000	2,120,000
Comstock Resources, Inc., Senior Unsecured Bond, 9.500%, 06/15/2020(b)	B3	2,000,000	2,190,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019(b)	B3	2,000,000	2,110,000
CrownRock LP / CrownRock Finance, Inc., Senior Unsecured Bond, 7.125%, 04/15/2020(b)(c)	Caa1	2,000,000	1,970,000
Forest Oil Corp., Senior Unsecured Bond, 7.500%, 09/15/2020	B3	800,000	800,000
PDC Energy, Inc., Senior Unsecured Bond, 7.750%, 10/15/2022	B3	3,000,000	3,195,000
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020(b)	B3	4,750,000	4,916,250
SandRidge Energy, Inc., Senior Unsecured Bond, 8.125%, 10/15/2022(b)	B2	2,000,000	2,030,000
Tesoro Logistics LP/Finance Corp., Senior Unsecured Bond Series WI, 6.125%, 10/15/2021(b)	B1	150,000	151,500

			19,482,750

Healthcare and Pharmaceuticals - 2.49%
Accellent, Inc., Senior Subordinated Bond, 10.000%, 11/01/2017(b)	Caa2	3,000,000	2,775,000
Emergency Medical Services Corp. (aka AMR/EMCare), Senior Unsecured Bond, 8.125%, 06/01/2019(b)	Caa1	2,000,000	2,170,000
Universal Hospital Services, Inc., Senior Unsecured Bond, 7.625%, 08/15/2020	B3	1,000,000	1,037,500

			5,982,500

High Tech Industries - 1.91%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(b)(c)	Caa3	2,300,000	1,408,750
Spansion LLC, Senior Unsecured Bond, 7.875%, 11/15/2017	B3	1,000,000	1,047,500
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(b)(c)	B2	2,000,000	2,135,000

			4,591,250

Hotels, Gaming and Leisure - 1.10%
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	B2	2,600,000	2,658,500

Media Advertising, Printing and Publishing - 1.11%
McGraw-Hill Global Education Holdings LLC, First Priority Lien Bond, 9.750%, 04/01/2021(b)(c)	B2	2,500,000	2,662,500

Media Broadcasting and Subscription - 0.46%
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019(b)	B3	1,000,000	1,097,500

Media Diversified and Production - 1.50%
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018(b)	B2	2,000,000	2,162,500
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017(b)	Caa1	1,500,000	1,440,000

			3,602,500

Metals and Mining - 0.43%
Penn Virginia Resource Partners LP, Senior Unsecured Bond, 8.375%, 06/01/2020	B2	1,000,000	1,045,000

Retail - 1.83%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, 10.000%, 02/15/2019(b)	Caa1	2,000,000	2,235,000
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019(b)	Caa1	1,050,000	1,111,687

	Moody’s Rating	Principal Amount	Market Value
Retail (continued)
The Pantry, Inc., Senior Unsecured Bond, 8.375%, 07/01/2020	Caa1	$1,000,000	$1,060,000

			4,406,687

Services - Business - 1.55%
Live Nation Entertainment, Inc., Senior Secured Bond, 7.000%, 09/01/2020(b)(c)	Ba2	250,000	262,188
Neff Rental LLC, Senior Unsecured Bond, 9.625%, 05/15/2016(b)(c)	Caa1	3,250,000	3,477,500

			3,739,688

Services - Consumer - 0.55%
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020(b)	Caa1	1,250,000	1,315,625

Telecommunications - 2.73%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(b)(c)	B1	2,450,000	2,303,000
Fairpoint Communications, Inc., Senior Secured Bond, 8.750%, 08/15/2019(b)(c)	B2	1,000,000	1,022,500
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.875%, 09/01/2018	B2	3,000,000	3,255,000

			6,580,500

Utilities Electric - 0.22%
NRG Energy, Inc., Senior Unsecured Bond, 8.500%, 06/15/2019(b)	B1	500,000	538,750

TOTAL CORPORATE BONDS
(Cost $71,965,499)			73,648,025

Total Investments - 115.69%
(Cost $278,174,460)			278,569,068

Liabilities in Excess of Other Assets - (15.69)%(d)			(37,773,315)

Net Assets - 100.00%			$240,795,753

Amounts above are shown as a percentage of net assets as of September 30, 2013.

(a)	The interest rate shown represents the rate at period end.
(b)	Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $43,264,758, as of September 30, 2013. Total value of BGX’s obligation to return securities lending collateral was $45,648,720, as of September 30, 2013.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $24,232,938, which represents approximately 10.06% of net assets as of September 30, 2013.
(d)	Includes liabilities associated with the obligation to return securities lending collateral of $45,648,720, assets associated with deposits held with broker for total return swap contracts of $4,931,117, and cash plus other assets of $2,944,288 as of September 30, 2013.

See Notes to Quarterly Portfolio of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Notes to Quarterly Portfolio of Investments

September 30, 2013 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Long-Short Credit Income Fund (the “Fund” or “BGX”) is a non-diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Secured Loans’’) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of the Fund’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of the BGX’s net assets.

BGX is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. BGX may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: BGX’s net asset value (“NAV”) will be determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by BGX’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1—Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2—Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BGX’s perceived risk of investing in those securities.

The following table summarizes the valuation of the BGX’s investments under the fair value hierarchy levels as of September 30, 2013:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Capital Equipment	$–	$3,651,607	$985,050	$4,636,657
Consumer Goods Durable	–	3,564,830	4,764,346	8,329,176
Containers, Packaging and Glass	–	1,148,286	317,287	1,465,573
Energy Electricity	–	2,264,939	1,551,913	3,816,852
Energy, Oil and Gas	–	6,075,437	449,975	6,525,412
Healthcare and Pharmaceuticals	–	13,185,240	1,922,935	15,108,175
High Tech Industries	–	24,786,489	9,331,946	34,118,435
Media Advertising, Printing and Publishing	–	948,729	2,691,448	3,640,177
Media Broadcasting and Subscription	–	5,763,774	1,393,384	7,157,158
Retail	–	11,479,383	4,151,334	15,630,717
Services - Business	–	11,200,787	4,986,385	16,187,172
Utilities Electric	–	–	2,122,033	2,122,033
Other	–	86,183,506	–	86,183,506
Corporate Bonds	–	73,648,025	–	73,648,025

Total	$–	$243,901,032	$34,668,036	$278,569,068

Other Financial Instruments**
Assets
Total Return Swap Contracts	$–	$32,086	$–	$32,086
Liabilities
Total Return Swap Contracts	–	(201,203)	–	(201,203)

Total	$–	$(169,117)	$–	$(169,117)

There were no transfers between Level 1 and Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

*For detailed descriptions of classifications, see the accompanying Portfolio of Investments.

**Other financial instruments are derivative instruments not reflected in the Portfolio of Investments.

The changes of the fair value of investments for which BGX has used Level 3 inputs to determine the fair value are as follows:

Investments in Securities	Floating Rate Loan Interests	Total

Balance as of December 31, 2012	$43,588,334	$43,588,334
Accrued discount/ premium	36,385	36,385
Realized Gain/(Loss)	111,479	111,479
Change in Unrealized Appreciation/(Depreciation)	84,068	84,068
Purchases	9,316,421	9,316,421
Sales Proceeds	(14,709,324)	(14,709,324)
Transfer into Level 3*	10,687,835	10,687,835
Transfer out of Level 3*	(14,447,162)	(14,447,162)
Balance as of September 30, 2013	$34,668,036	$34,668,036

Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2013	$263,985	$263,985

* Transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Transferred from Level 3 to Level 2 as observable inputs are available for purposes of valuing those assets.

Information about Level 3 fair value measurements as of September 30, 2013:

	Fair Value at 9/30/13	Valuation Technique(s)	Unobservable Input(s)

Floating Rate Loan Interests	$34,668,036	Third-party vendor pricing service	Vendor quotes

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SECURED LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities (“Borrowers”), in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s managed assets will be invested in Secured Loans. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“Managed Assets”). At September 30, 2013, 74.79% of BGX’s Managed Assets were held in Secured Loans.

First lien secured loans hold a senior position in the capital structure of a business entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BGX typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGX, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if it acquires a Loan through participation, will elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation. The Adviser has established the counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, the quality of such counterparty and the quality of such counterparty’s execution.

NOTE 4. TOTAL RETURN SWAPS

BGX has entered into total return swaps as of September 30, 2013 in an aggregate notional amount equal to $19,343,388. In a total return swap, BGX pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX would typically have to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes. For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

The periodic swap payments received or made by BGX are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation). When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. BGX segregates sufficient assets as collateral to satisfy the current obligation with respect to total return and credit default swaps.

NOTE 5. SECURITIES LENDING

BGX may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invests the cash collateral received in accordance with its investment objectives, subject to the BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of September 30, 2013, BGX had securities on loan valued at $43,264,758 and received cash collateral with a value of $45,648,720, representing 17.97% and 18.96% of net assets, respectively.

NOTE 6. UNREALIZED APPRECIATION/ (DEPRECIATION)

On September 30, 2013, based on cost of $278,174,460 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,870,354 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,475,746, resulting in net unrealized appreciation of $394,542.

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	November 21, 2013

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	November 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	November 21, 2013

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	November 21, 2013